Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]	Commitments and Contingencies
Leases
As of December 31, 2020, the Company has no right-to-use lease assets or liabilities.
Rent expense under non-cancelable operating leases is recognized on a straight-line basis over the respective lease terms and was none and $0.2 million for the years ended December 31, 2020 and 2019, respectively. The Company vacated such premise in September 2019.
Letters of credit
During the ordinary course of business, the Company provides standby letters of credit to third parties as required for certain transactions initiated by the Company. As of December 31, 2020, the Company’s had no outstanding standby letters of credit.
Warranty and Extended Warranty
The Company had $0.2 million and $0.3 million in deferred costs included in other current and non-current assets related to deferred service revenue at December 31, 2020 and 2019, respectively. Changes in the liability for product warranty and deferred revenue associated with extended warranties and service contracts were as follows (in thousands):

	Product Warranty	Deferred Revenue
Liability at January 1, 2019	$22	$1,471
Settlements made during the period	—	(1,087)
Change in liability for warranties issued during the period	—	725
Change in liability for pre-existing warranties	(22)	—
Liability at December 31, 2019	—	1,109
Settlements made during the period	—	(817)
Change in liability for warranties issued during the period	—	447
Change in liability for pre-existing warranties	—	—
Liability at December 31, 2020	$—	$739
Current liability	$—	$438
Non-current liability	—	301
Liability at December 31, 2020	$—	$739
Litigation
The Company is, from time to time, subject to claims and suits arising in the ordinary course of business. In the opinion of management, the ultimate resolution of such pending proceedings will not have a material effect on the Company’s results of operations, financial position or cash flows.
In January 2018, Mr. Vito Lupis filed a statement of claim in the Ontario Court of Justice alleging, among other things, breach of contracts, deceit and negligence against Mr. Giovanni J. Morelli, a former officer of the Company, and vicarious liability against the Company, in connection with stock purchase agreements and other related agreements that would have been entered into between Mr. Lupis and the Company in 2012. In March 2019, the Company and Mr. Lupis entered into a settlement agreement pursuant to which the Company has agreed to pay Mr. Lupis certain consideration, which is included in general and administrative expense, in exchange for a dismissal of the action. At December 31, 2020, the Company has a judgment against it for the outstanding balance of the settlement. In March 2021, the Company paid the outstanding balance of the settlement in exchange for a release of all claims.
In April 2015, we filed a proof of claim in connection with bankruptcy proceedings of V3 Systems, Inc. (“V3”) based on breaches by V3 of the Asset Purchase Agreement entered into between V3 and the Company dated February 11, 2014 (the “APA”). On October 6, 2015, UD Dissolution Liquidating Trust (“UD Trust”), post-confirmation liquidating trust established by V3’s plan of liquidation, filed a complaint against us and certain of our current and former directors in the U.S. Bankruptcy Court for the District of Utah Central Division objecting to our proof of claim and asserting claims for affirmative relief against us and our directors. This complaint alleges, among other things, that Sphere 3D breached the APA and engaged in certain other actions and/or omissions that caused V3 to be unable to timely sell the Sphere 3D common shares received by V3 pursuant to the APA. The UD Trust seeks, among other things, monetary damages for the loss of the potential earn-out consideration, the value of the common shares held back by us pursuant to the APA and costs and fees.
In March 2018, UD Trust filed a complaint in U.S. District Court for the Northern District of California (“California Complaint”) asserting that two transactions involving the Company constitute fraudulent transfers under federal and state law. First, UD Trust alleges that the consolidation of the Company’s and its subsidiaries’ indebtedness to the Cyrus Group into a debenture between FBC Holdings and the Company in December 2014 constitutes a fraudulent transfer. Second, UD Trust alleges that the Share Purchase Agreement constitutes a fraudulent transfer, and seeks to require that the proceeds of the transaction be placed in escrow until the V3 litigation is resolved. The California Complaint also asserts a claim against the Company’s former CEO for breach of fiduciary duty, and a claim against the Cyrus Group for aiding and abetting breach of fiduciary duty. On July 25, 2018, we filed a motion seeking to dismiss all of the claims asserted against the Company and its former CEO. On the same day, the Cyrus Group filed a motion seeking to dismiss all claims asserted against the Cyrus Group. The UD Trust voluntarily dismissed this case without prejudice on February 5, 2020.
On October 22, 2019, UD Trust filed an amended complaint in the Delaware Bankruptcy Court. The amended complaint includes all of the claims and parties in the original complaint first filed in October 2015 in the Utah Bankruptcy Court as well as the claims and additional parties in the California Complaint. We continue to believe this lawsuit to be without merit and intend to vigorously defend against the action. On February 10, 2020, we filed a renewed motion seeking to dismiss the majority of the claims asserted by the UD Trust in the amended complaint. On that same day, we also filed a counterclaim against the UD Trust in which we allege that V3 breached numerous provisions of the APA. The Company’s current and former officers and directors that were named as defendants in the amended complaint as well as the Cyrus Group all filed motions seeking to dismiss all claims that the UD Trust alleged against them. The parties have completed briefing of these matters, have requested oral argument, and are waiting for the court to schedule argument, or decide the motion.